UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)    June 2, 2005

HARTVILLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-82786	94-3360099

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3840 Greentree Ave., SW, Canton, OH	44706

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (330) 484-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS

Effective June 2, 2005, the Registrant accepted the resignation of W. Russell Smith III from his position as a member of the Registrant’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of June, 2005.

HARTVILLE GROUP, INC.
By:	/s/ Dennis C. Rushovich

Dennis C. Rushovich President